UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 20, 2006

MANGAPETS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

Rene Hamouth, Chief Executive Officer
2608 Finch Hill, Vancouver, British Columbia, Canada V7S 3H1
(Address of principal executive offices)

(604) 922-7774
(Registrant’s telephone number, including area code)

Suite 440-375 Water Street, Vancouver, British Columbia, Canada V6B 5C6
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On the advise of counsel, and recent unfavourable events in the United States pertaining to on-line gaming, the Company has concluded that it would not be in the best interest of our shareholders to pursue on-line gaming ventures at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MangaPets, Inc.

Date: September 20, 2006	By:	/s/ Rene Hamouth

	Name:	Rene Hamouth
	Title:	Chief Executive Officer